EXHIBIT 13.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Chartwell Technology Inc. (the "Company") on Form 20-F for the year ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darold
H. Parken, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                                        Signed "Darold H. Parken"
                                        ----------------------------------------
                                        Darold H. Parken
                                        Chief Executive Officer
                                        May 16, 2005